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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2004

                               Superior Essex Inc.
             (Exact name of registrant as specified in its charter)

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           Delaware                    0-50514                  20-0282396
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

              150 Interstate North Parkway, Atlanta, Georgia 30339
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               (Address of Principal Executive Offices) (Zip Code)

                                 (770) 657-6000
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

            99.1  Press release, dated July 29, 2004

Item 12. Results of Operations and Financial Conditions.

      On July 29, 2004, Superior Essex Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUPERIOR ESSEX INC.
                                    (Registrant)

      July 29, 2004                 /s/ David S. Aldridge
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      Date                          David S. Aldridge
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer


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